Cy Biopharma

analgesic /snel jézik

adj. Acting to relieve pain.

ischysogenic /iskissə djenik

adj. Acting to increase strength, resilience, or restorative capacity in a biological or psychological system.

2. Pertaining to interventions that enhance adaptive robustness rather than merely reduce symptoms.

From Greek *ischys* 'strength, force' + -genic 'producing, giving rise to.'

The birth of Ischysogenics

A new class for pain

James Morrison
CEO

Roger Sawhney
CFO

Richard Langford
CMO

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The Problem

CRPS – Refractory severe chronic pain

- No currently approved therapy, rare disease eligible for orphan designation
- The treatment options for CRPS can include interventional procedures ranging from $30,000 to $150,000[1]
- Estimated that ~200,000[2,3] people are living with CRPS in the US alone, with ~50,000 new cases annually[4]
- Up to 40% of sufferers unable to work, major functional and socio-economic burden[3]
- Peripheral and central nervous system pathology
  - Central sensitization and maladaptive plasticity
  - Neuropsychological features


Complex Regional Pain Syndrome
Injury starts the cycle
Brain
Another Response
Pain impulse in turn triggers an impulse in sympathetic nervous system
Spinal cord
Sympathetic Chain Nerves
The pain triggers another response establishing a cycle of pain and swelling
Leading to swelling and increased pain
Blood vessels
The sympathetic nervous system impulse triggers the inflammatory response in blood vessels

1. Financial impact of spinal cord stimulation on the healthcare budget: a comparative analysis of costs in Canada and the United States. Journal of Pain and Symptom Management. 2009;37(4):668–676. doi: 10.1016/j.jpainsymman.2008.04.007 PMID: 19558289 and supporting letter from Dr. Krishnan Chakravarthy (President of American Society of Pain & Neuroscience), Cy Biopharma Support Letter 12162025 16.Dec.2025.pdf
2. Elsharydah A, Loo NH, Minhajuddin A, Kandil ES. Complex regional pain syndrome type 1 predictors—epidemiological perspective from a national database analysis. J Clin Anesth.2017;39:34-37
3. Ferraro M C, O'Connell N E et al. Complex regional pain syndrome: advances in epidemiology, pathophysiology, diagnosis, and treatment. The Lancet Neurology. 2024.23,5; 522-33https://doi.org/10.1016/S1474-4422(24)00076-0
4. Lima et al. Complex Regional Pain Syndrome: Diagnosis, Pathophysiology, and Treatment Approaches. Cureus. 2024 Dec 24;16(12):e76324. doi: 10.7759/cureus.76324. PMID: 39850174; PMCID: PMC11756781.

Anatomical Problem

CRPS: Maladaptive neuroplasticity

Structural and functional brain changes include:

Brain Region	Alterations	Clinical Correlation
Dorsolateral prefrontal cortex	Reduced grey matter	Higher pain intensity
Motor cortex (M1)	Increased activation during movement	Impaired motor control
Posterior hippocampus/amygdala	Volume increases	Pain chronicity
Somatosensory cortex	Reorganization	Sensory distortions
Basal ganglia	Functional abnormalities	Movement disorders

CRPS is characterized by a combination of central sensitization, impaired descending modulation, and peripheral neuro-immune and sympathetic mechanisms, which vary by patient and disease stage[1]

- Receptor hyperactivity drives CNS sensitization by promoting glutamate-mediated synaptic strengthening, leading to exaggerated pain responses[2]
- Brainstem dysfunction results in disrupted pain modulation pathways[3]
- Sympathetic-nociceptive coupling via upregulated adrenergic receptors on peripheral nerves, amplifies pain signals[4]
- Widespread hyperexcitability correlates with spatial pain / temporal summation[5]

1. Taylor SS, Noor N, Urits I, Paladini A, Sadhu MS, Gibb C, Carlson T, Myrcik D, Varrassi G, Viswanath O. Complex Regional Pain Syndrome: A Comprehensive Review. Pain Ther. 2021 Dec;10(2):875-892. doi: 10.1007/s40122-021-00279-4.
2. Marinus J et al. Clinical features and pathophysiology of Complex Regional Pain Syndrome. Lancet Neurol. 2011;10(7):637–648. Harden et al. Reflex Sympathetic Dystrophy Syndrome Association. Complex regional pain syndrome: practical diagnostic and treatment guidelines, 4th edition. Pain Med. 2013 Feb;14(2):180-229.
3. Lebel A et al. fMRI reveals distinct CNS processing during symptomatic and recovered complex regional pain syndrome in children, Brain. 2008 Jul;131(Pt 7):1854-79
4. Birklein F, Schlereth T. Complex regional pain syndrome—significant progress in understanding. Lancet. 2015;384:159–171
5. De Schoenmacker I, Mollo A, Scheuren PS, Sirucek L, Brunner F, Schweinhardt P, Curt A, Rosner J, Hubli M. Central sensitization in CRPS patients with widespread pain: a cross-sectional study. Pain Med. 2023 Aug 1;24(8):974-984. doi: 10.1093/pm/pnad040. PMID: 36946277; PMCID: PMC10391588.

Lead Program (FDA Orphan Drug Designation)

CY200 - Neural reset for CRPS[1]



- US FDA Orphan Drug Designation granted for active moiety for the treatment of CRPS
- Botanically extracted psilocybin capsules and proprietary psilocin-dominant formulation[2]
- Ongoing active moiety PoC has generated initial medical plausibility sufficient for Orphan Designation
- Independent commercial analysis suggests opportunity supported by high unmet medical need, no licensed pharmacotherapies and motivated patient population[3]
- Proprietary formulation seeks extended regulatory advantages and composition of matter

1. Natoli S, Cuomo A, et al. Psilocybin and Chronic Pain: A New Perspective for Future Pain Therapists? Med. Sci. 2025, 13, 277. https://doi.org/10.3390/medsci13040277
2. Goodwin Ref. No.CYBP-005USPR - Application No.63/987,956 / Goodwin Ref. No.CYBP-006USPR - Application No.63/987,957
3. Magnetar Access "Early-Stage Asset Commercial Opportunity Assessment: Cy Biopharma Psilocybin in CRPS" Final Report – 21st March 2024, commissioned by Cy Biopharma

CRPS Patent Strategy

Assume that Orphan Drug Exclusivity is only our first line of defence, not our moat.

The goal is to create 10–20 overlapping patent families that expire between approximately 2047 and 2052, making it extremely difficult for a competitor using generic psilocybin to obtain the same label or commercial position.

The Phase II trial generates regulatory data, but it also generates an enormous amount of potentially patentable inventions.

We expect each family to generate continuations (US) and divisionals (Europe), it is therefore realistic to build a portfolio of 30–60 issued patents from a single successful Phase II/III programme.

Cy Biopharma is aiming for robust IP protection out of the Phase II/III:

Family 01:	**Patient-selection methods**
Family 02:	**Dose and administration regimen**
Family 03:	**Maintenance and re-dosing**
Family 04:	**Biomarkers and companion diagnostics**
Family 05:	**Combination therapies**
Family 06:	**Digital monitoring and response prediction**
Family 07:	**Psychotherapy and treatment workflow**
Family 08:	**Formulation, stability and manufacturing**
Family 09:	**Safety and adverse-event management**
Family 10:	**New indications discovered during development**

Psilocybin prodrug for Psilocin

CY200 (Psilocybin)


HO
OH
P
O
O
N
N
H

In vivo conversion (~100%)

CY201 (Psilocin)


OH
N
N
H

Psilocybin

- Prodrug
- Published data in multiple clinical indications
- Established development pathway (ODD)

Psilocin

- Active moiety[1] (also covered by ODD)
- Potentially novel clinical formulation[2]
- Targeting longer-term value, and distribution advantages

1. 5-HT2A serotonin receptor agonist
2. Psilocin has been unstable; potentially novel CY201 formulation is almost exclusively stabilized psilocin, ODD orphan drug designation for complex regional pain syndrome; Goodwin Ref. No.CYBP-005USPR - Application No.63/987,956 / Goodwin Ref. No.CYBP-006USPR - Application No.63/987,957

Cy Biopharma therapy overview


Cy Uplift
Cy Space
Cy Perception
Cy Gratitude

Mechanisms of Action
hypothesized for psychedelics in chronic pain[1]

Botanical extract
may confer greater size & durability of the effect[2]

Two oral formulations
CY200 – Oral capsule
CY201 – Oral liquid

- potential composition of matter & distribution advantages

Planned trial designs aligned
with regulatory and international consensus guidance for psychedelic and CRPS clinical research

- FDA Pain; EMA Psychedelics Workshop 2024; COMPACT (Core Outcome Measurement set for complex regional Pain syndrome Clinical Studies)
- IRB submission (USA)
- Phase 2 single dose study in London (IRAS submission)
- Phase 3 (USA, Europe, Australia)

1. Whelan, A and Johnson, MI (2018) Lysergic acid diethylamide (LSD) and Psilocybin for the Management of Patients with Persistent Pain: A Potential Role? Pain Management, 8 (3). ISSN 1758-1869 DOI: https://doi.org/10.2217/pmt-2017-0068
2. Shahar O, Botvinnik A et al. Effect of chemically synthesized psilocybin and psychedelicmushroom extract on molecular and metabolic profiles in mouse brain. Molecular Psychiatry (2024) 29:2059 – 2073

Psilocin: Mechanisms of Action in chronic pain

serotonergic modulation of neural networks[1], inflammation & neuroimmune axis[2]

Neural reset:

Psilocybin prodrug converted to active moiety psilocin

- psilocin acts on 5-*HT2A* receptors in the brain
- involved in both pain perception and mood regulation

Increased neuroplasticity enables the brain to "reset" and to rewire the maladaptive pathways/neural networks that sustain chronic pain[3]

Anti-inflammatory Role:

Psilocybin may reduce neuroinflammation and pro-inflammatory cytokines

- key role in the progression from acute to chronic pain

Preclinical studies:

(eg at Penn Medicine. in mouse models of chronic pain[4])

Single dose of psilocybin rapidly and sustainably reverses:

- abnormal mechanical sensitivity (allodynia)
- anxiety/depression-like behaviours

1. Weiss F, Magnesa A, et al. Psychedelic-induced neural plasticity: A comprehensive review and a discussion of clinical implications. Brain Sci. 2025;15:117. doi: 10.3390/brainsci15020117.
2. Laabi S, LeMmon C, et al. Deciphering psilocybin: Cytotoxicity, anti-inflammatory effects, and mechanistic insights. Int. Immunopharmacol. 2024;130:111753. doi: 10.1016/j.intimp.2024.111753.
3. Natoli S, Cuomo A, et al. Psilocybin and Chronic Pain: A New Perspective for Future Pain Therapists? Med. Sci. 2025, 13, 277. https://doi.org/10.3390/medsci13040277.
4. Hammo, A., Wisser, S. & Cichon, J. Single-dose psilocybin rapidly and sustainably relieves allodynia and anxiodepressive-like behaviors in mouse models of chronic pain.Nat Neurosci 28, 2285–2295 (2025). https://doi.org/10.1038/s41593-025-02068-0

CY200/201 increase neuro-restorative biomarkers

Mechanisms of Action

A

GAP43 (Growth-Associated Protein 43)[1]

Function:

- A presynaptic protein critical for axonal growth, regeneration, and synaptic plasticity.
- Plays a role in learning and memory by modulating neurotransmitter release and synaptic strength.

Location:

- Highly expressed in growing axons and presynaptic terminals.

B

Synaptophysin[1]

Function:

- Major presynaptic vesicle protein involved in synaptic vesicle formation, exocytosis, and recycling.

Location:

- Membrane of synaptic vesicles (presynaptic terminals).

Significance:

- Widely used as an immunohistochemical marker for presynaptic terminals.
- Reduced levels correlate with synaptic loss in neurodegenerative diseases (e.g., Alzheimer's).

Synaptic Proteins[1]


A
GAP43
PME
PSIL
VEH
***
0.9
1.0
1.1
1.2
1.3
1.4
C
PSD95
*
*
0.8
1.0
1.2
1.4
1.6
B
Synaptophycin
***
1.0
1.2
1.4
1.6
1.8
D
SV2A
PME Psilocybin Mushroom Extract
PSIL Psilocybin
VEH Vehicle

1. Shahar O, Botvinnik A et al. Effect of chemically synthesized psilocybin and psychedelicmushroom extract on molecular and metabolic profiles in mouse brain. Molecular Psychiatry (2024) 29:2059 – 2073

From 5-HT pre-existing clinical data in pain...

1964

Kast and Collins report LSD has superior analgesic action to pethidine and dihydromorphine. Providing analgesia for at least 7 hours post dose in 74.4% and 19 hours in 48.9% in patients with severe pain relating to cancer, or gangrene of hands or feet[1]

1969

Pahnke et al. report a case of series of patients who have terminal metastatic cancer with depression who received LSD psychotherapy. LSD pshychetherapy improves pain, mood, anxiety and fear of death in some but not all patients[2]

1973

Grof et al. administer LSD assisted psychotherapy to 31 patients with pain, anxiety and depression associated with terminal metastatic malignancies. They find significant improvements in pain severity, pre-occupation with pain and physical suffering, anxiety, depression and fear of death[3]

1977

Fanciullacci et al. report that five out of seven patients with phantom limb pain administered sub-hallucinogenic doses of LSD (25 µg p.o./day) for one week followed by 50 µg p.o./day further two further weeks) report improvements in pain and reductions in analgesic consumption with 2 patients reporting full analgesia[4]

Research void

Comparison of mean pain scores through time
First 3 hours only[1]



Mean severity score
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1 2 3 4 5 6 7 8 9
Periods (20 minutes each)
LSD-25
Meperidine
Dilaudid

1. Kast EC, Collins V. Study of Lysergic Acid Diethylamide as an Analgesic Agent. Anesthesia& Analgesia. 1964.43;285-91
2. Pahnke et al. LSD-assisted psychotherapy with terminal cancer patients. Curr Psychiatr Ther 1969;9:144-152.
3. Grof et al. LSD-assisted psychotherapy in patients with terminal cancer. Int Pharmacopsychiatry 1973;8(3):129-144
4. Fanciullacci et al. Phantom limb pain: sub-hallucinogenic treatment with lysergic acid diethylamide (LSD-25). Headache. 1977;17(3):118-119.

... to present day clinical PoCs

2006

Sewell et al. interview 53 patients that were self-medicating their cluster headaches with LSD and/or psilocybin. Episodes of cluster headache ceased (n=7/8 LSD users, n=25/48 psilocybin users) or the duration of remission was extended (n=4/5 LSD users, 18/19 psilocybin users) following treatment[1]

2015

Schindler et al. survey 496 people with cluster headaches who report a variety of psychedelic drugs (psilocybin, lysergic acid diethylamide, and lysergic acid amide) are beneficial and often more efficacious than conventional medication, even at non-hallucinogenic doses[2]

2018

Ramachandran et al., case report showing relief from intractable phantom limb pain by combining psilocybin and mirror visual-feedback[3]

2023

Lyes et al., Microdosing psilocybin for chronic pain shows impact in CRPS (case series in neuropathic pain conditions)[4]

2024

Cavarra et al., Potential analgesic effects of psychedelics on select chronic pain conditions: a survey study (including treament of fibromyalgia, tension-type headache, migraine, sciatica and arthritis)[5]

2024

Dr Yvan Beaussant, assessing the feasibility, safety and preliminary efficacy of psilocybin-assisted therapy to alleviate opioid-refractory pain in patients with advanced-cancer. Co-sponsored by Cy Biopharma.[6]

1. Sewell et al. Response of cluster headache to psilocybin and LSD. Neurology. 2006;66(12):1920-1922. PMID: 16801660
2. Schindler et al. Indoleamine hallucinogens in cluster headache: Results of the clusterbusters medication use survey. J Psychoactive Drugs 2015;47(5):372-381
3. Ramachandran et al. Relief from intractable phantom pain by combining psilocybin and mirror visual-feedback (MVF). Neurocase. 2018 Apr;24(2):105-110
4. Lyes et al. Microdosing psilocybin for chronic pain: a case series. Pain. 2023 Apr 1;164(4):698-702
5. Cavarra et al. Potential analgesic effects of psychedelics on select chronic pain conditions: A survey study. Eur J Pain. 2024 Jan;28(1):153-165
6. Psilocybin-Assisted Therapy for Improving Pain in Patients with Advanced Cancer (NCT06001749): This active Phase 2 trial assesses the feasibility, safety and preliminary efficacy of psilocybin-assisted therapy to alleviate opioid-refractory pain in patients with advanced-cancer

New Clinical Data

Independent academic & Cy Biopharma sponsored generic psilocybin treatment in CRPS (Not CY200/201) to generate medical plausibility data, designated by the FDA as an orphan drug

- Innovative Cy Proof of Concept: observational study ongoing- private IRB Q1 26 for cohort 3 *confidential data*
- Observed duration of effect in Cy (PoC 2.2) now lasting over 2.5 months
- Dosing Psilocybin formulation at up to 50mg generally well-tolerated
- Follows UCSD, Johns Hopkins and NYU academic studies, generative of plausibility, and informs Cy trial design & endpoints

Study	Patient history	Average pain prior: Avg. pain (NRS 0-10)	Pain post-treatment: Pain NRS	▲ From pre treatment	Outcomes (incl. ischysogenic features)
IASP, UCSD Health-2023 (Lyes et al.)	Case study, 69yr old female with CRPS, 0.5g mushrooms doses	6	1	▾ 80%	• Provided medical plausibility rationale for Johns Hopkins and UCSD follow-on. • Insufficient IMPD control and testing for EU ODD standard.
NYU Langone Health, Johns Hopkins, UCSD Health System - 2024	Treatment resistant CRPS. Pain remained 4/10 even after intravenous ketamine at 1200mg.	4	1	▾ 75%	• Pain to 0-1 (~75%-100% relief) at 9 month follow up. • "....promising results observed in this and the 2023 cases..." • "This case report highlights the potential of psilocybin as a treatment for CRPS and the need for further research."
Cy Biopharma (PoC 2.1) 2025	Female, small fibre neuropathy for past 5 years, early diagnosis of fibromyalgia, widespread chronic pain	4	3	▾ 25%	• "Easier to wake in the morning and to get up and going... able to find more ease mentally." • Returned to activities purely for the joy in them... • no analgesics required for ten days post treatment.
Cy Biopharma (PoC 2.1) 2025	Male, chronic pain and fatigue, following weightlifting injury and car accident.	5	4	▾ 20%	• Improved mobility, resilience and functioning - yoga and stretching during the session, feeling expansive with increased attainments post session.
Cy Biopharma (PoC 2.1) 2025	Male, pain and numbness for many years in hand following accident.	6	4	▾ 33%	Neurorestorative features: • Finger numbness subsided during the session. • Depression and anxiety symptoms improved. • Decreased pain eliminated his need to make constant adjustments to his position.
Cy Biopharma (PoC 2.1) 2025	Male, pain severely affecting daily life. Chronic fatigue, brain fog, depression	8	4	▾ 50%	• Noticeable decrease in pain and increased acceptance/ease • No longer woken by pain. • Resumed physical therapy.
Cy Biopharma (PoC 2.2) 2026	Female, pain catastrophising, poor functioning and sleep, very low well-being score	6	3	▾ 50%	• Much improved pain, well-being, functioning and markedly reduced abnormal perception of the limb. • Improved sleep and reduced fatigue. • 50% pain reduction lasting 2.5 months as of writing.
Cy Biopharma (PoC 2.2) 2026	Female, high pain catastrophising, anxiety and depression, poor functioning and sleep, very low well-being score	9	7	▾ 22%	• Much reduced pain catastrophising, anxiety and depression. • Reduced abnormal perception of the limb, improved sleep and well-being scores.

Cy Biopharma PoC data collected as part of a non-IRB-approved pilot intended solely for program and measurement development. No conclusions regarding efficacy or clinical outcomes should be inferred. (Early case series summaries in Data Room)

Estimated Initial Market Opportunity: $1.69B+ (CY200 in CRPS)[1]

CY200 Modeled launch uptake and peak sales (Mid case)



Peak sales (USD Billions)
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
2028
2029
2030
2031
2032
2033
2034
Year

1. Management estimates based on internal analysis and review of published literature. (See working assumptions on right hand side of this slide)
2. de Mos M et al.,The Incidence of Complex Regional Pain Syndrome: A Population-Based Study, 129 Pain 12 (2007): and Sandroni P et al., Complex Regional Pain Syndrome Type I: Incidence and Prevalence in Olmsted County, a Population-Based Study, 103 Pain 199 (2003).
3. Magnetar Access, Early-Stage Asset Commercial Opportunity Assessment: Cy Biopharma Psilocybin in CRPS Final Report – 21st March 2024, commissioned by the Cy Biopharma, (conservative estimate vs Ferraro M C, O'Connell N E et al. Complex regional pain syndrome: advances in epidemiology, pathophysiology, diagnosis, and treatment. The Lancet Neurology. 2024.23,5; 522-33https://doi.org/10.1016/S1474-4422(24)00076-0)

Epidemiology & Addressable Population

- Published incidence: 5.5–26.2 / 100,000 person-years in Western populations[2]; CRPS remains an orphan-scale condition.
- Model inputs (mid case): ~40,000 US and ~85,000 EU incident cases per year.[3]
- Prevalent moderate–severe CRPS creates a meaningful initial-years bolus opportunity not captured in this conservative model.
- Estimated eligibility and payer-approved utilization: ~30% peak penetration.

Pricing & Treatment Dynamics

- Targeting ~$10,000 per administration, estimated 3x administrations per year → ~$30,000 annual treatment cost.
- Remission dynamics support time-limited use (≈1.5 years avg.), with room for higher exposure in non-remitters.
- Pricing aligned with severe, refractory, procedure-dependent neuropsychiatric therapies.

Mid-Case Peak Sales Estimate

- Patient-years at peak:
  (US 40k + EU 85k) × 30% uptake × 1.5 years
  ≈ 56,250 patient-years
- Peak revenue:
  56,250 × $30,000
  ≈ $1.69B peak sales (US + EU)

Proprietary novel 5-HT agonist library

Next generation NCEs planned CY30X/40X

- Novel molecule library with attractive receptor activation profiles
- Differentiated by partial 5-HT2A agonism, high 5-HT1A activity, low 5-HT2B risk and balanced 5-HT2C and 5-HT6/7 engagement[1]
- May increase social stress resilience[2], descending pain control[3] and increased neuroplasticity
- The 5-HT1A receptor is postulated to be involved in pain control pathways, such as descending modulation, where its activation may contribute to the inhibition of nociceptive transmission and modulation of pain.[3]

Figure 1: Agonist Concentration response curve of compounds against 5-HT1A receptor[1]


CYBIO-01
2.480e-008
Log10 [CYBIO-01] (M)
CYBIO-02
5.628e-008
Log10 [CYBIO-02] (M)
CYBIO-03
2.493e-008
Log10 [CYBIO-03] (M)
CYBIO-04
1.034e-009
Log10 [CYBIO-04] (M)
CYBIO-05
2.819e-007
Log10 [CYBIO-05] (M)
CYBIO-06
2.241e-007
Log10 [CYBIO-06] (M)
CYBIO-07
1.837e-009
Log10 [CYBIO-07] (M)
CYBIO-08
4.438e-006
Log10 [CYBIO-08] (M)
Psilocin
5.978e-007
Log10 [Psilocin] (M)
LSD
1.766e-009
Log10 [LSD] (M)
Psilocybin
Log10 [Psilocybin] (M)
5-HT
8.464e-010
Log10 [5HT] (M)
% Max 5HT Response

1. SYGPRJ [13145-CYBI-001] Report.pdf Updated 19 Jun 2025 by Rudi Prihandoko, Sygnature Discovery
2. Mineur, Y., Einstein, E., Bentham, M. et al. Expression of the 5-HT1A Serotonin Receptor in the Hippocampus Is Required for Social Stress Resilience and the Antidepressant-Like Effects Induced by the Nicotinic Partial Agonist Cytisine. Neuropsychopharmacol 40, 938–946 (2015). https://doi.org/10.1038/npp.2014.269
3. Millan MJ. Descending control of pain. Prog Neurobiol. 2002;66(6):355–474.

Pipeline and anticipated milestones

Compound	Indication	Discovery	Pre-clinical	Phase 1a	Phase 1b	Phase 2	Phase 3	Potential regulatory approval
CY200	Complex Regional Pain Syndrome			N/A	N/A	H1 26	H1 27	2029
CY201	Not disclosed (orphan)			Q4 26		Q1 27		2030
CY30X	Pain			Q1 27				2032
CY40X	Open							
PF614-MPAR	Pain with overdose protection							FDA Breakthrough Therapy

Funding from National Institute on Drug Abuse (NIDA)

Cy Biopharma Anticipated Development Plan- Potentially Achieving CY200 NDA Submission by end 2028


2026
Q1
Q2
Q3
Q4
2027
Q1
Q2
Q3
Q4
2028
Q1
Q2
Q3
Q4
CMC
GMP Manufacturing + ICH Stability
CY200
CRPS Phase 2 POC Dose-Finding (Including safety follow-up)
CY201
PK Bridging Study
CY200 or 201
CRPS Phase 3 Pivotal
Regulatory
MHRA Scientific Meeting
EMA Consultation
EMA Consultation
FDA Type C meeting
FDA EOP2 Meeting
FDA Pre-NDA Meeting
Potential NDA Submission
CRPS Patent Family Fillings
NDA Submission
Gen 2:
5-HT1A +
5-HT2A
CY30X- IND Readiness
CY40X- IND Readiness

A randomised, double-blind, controlled Phase 2 Trial assessing efficacy, safety and tolerability of CY200 for symptom alleviation in participants with Complex Regional Pain Syndrome (CRPS) Type 1


Safety follow-up & Final study visit
Duration: 6-9 months
Phase 2
Double-blind study period
Day 0
Day 21
Days 42- 105
After Day 105
Screening period
Dose 1
Dose 2
Clinic visits
Screening visit
Informed consent
Confirm CRPS 1
Inclusion / Exclusion criteria
Medical history
Physical examination & investigations
Dosing visits
Reconfirm eligibility
Pre-dose questionnaires
Pre-dose participant preparation
Clinic visits
Medical & AE review
Pain scores; Functioning & Mental health questionnaires
Full dose treatment offered to PBO and 10mg groups
Reconfirm safety eligibility criteria
Pre-dose participant preparation
Randomisation
Pain NRS; % change from baseline; PGIC.
Placebo
CY200 10mg
CY200 25mg
CY200 25mg
Placebo
Placebo
Placebo
CY200 25mg
CY200 25mg
CY200 25mg
Safety follow-up
Safety follow-up
Post-dose questionnaires
Post-dose supervision and care
Post-dose questionnaires
Post-dose supervision and care
≤4 weeks to determine eligibility
Baseline & daily pain scores. Pain NRS 5-9/10
Daily pain scores
Actigraphy
Telephone contact & support
Daily pain scores
Actigraphy
Telephone contact & support

Phase 02

Interim Analysis
Blind maintained
Responders identified
Based on primary objective, and 21 day single dose data

Baseline and eligibility:	mean NRS over 7 days (Days-8 to-2) = 5-9/10
Key End-points:	
Primary:	mean NRS over 7 days (Days 14-20)
Key Secondary:	mean NRS over 7 days (Days 35-42)

1. See protocol for complete list of inclusion/exclusion criteria 'A randomised, double-blind, proof of concept and dose finding Phase 2 clinical trial to assess the efficacy, safety and tolerability of CY200, for symptom alleviation in participants with Complex Regional Pain Syndrome (CRPS) Type 1

A randomised, double-blind, controlled[1] Phase 3 Trial assessing efficacy, safety and tolerability of CY200 for symptom alleviation in participants with Complex Regional Pain Syndrome (CRPS) Type 1

Safety follow-up & Final study visit
Duration: 6-9 months

Optional 2nd dose for initial Phase 3 responders **whose pain returns**

Phase 3: H1 2027 | Double-blind study period: H2 2027 - H2 2028

Screening period

Screening visit
- Informed consent
- Confirm CRPS 1
- Inclusion / Exclusion criteria
- Medical history
- Physical examination & investigations

≤4 weeks to determine eligibility

Baseline & daily pain scores. NRS≥5

Day 0

Dosing visit
- Reconfirm eligibility
- Pre-dose questionnaires
- Pre-dose participant preparation

Randomisation Analysis
- Placebo n='x/2'
- CY200 '10 or 25mg' n='x'

Post-dose questionnaires
Post-dose supervision and care

Daily pain scores
Actigraphy
Telephone contact & support

Day 14

Clinic visit
- Medical & AE review
- Pain scores; Functioning & Mental health questionnaires

Primary objective: Pain NRS; % change from baseline; PGIC.

Daily pain scores (Weekly from Day 28)
Actigraphy
Telephone contact & support

Day 28

Clinic visit
- Medical review
- Physical examination
- AE review & questionnaires

Day 56

Clinic visit
- Medical review
- Physical examination
- AE review & questionnaires

Participants not eligible or who decline re-dosing

Weekly pain scores
Actigraphy
Telephone contact & support

Initial responders whose pain returns to ≥5 between days 28-90

Optional re-dosing visit between days 56-90 if NRS≥5

Reconfirm consent & eligibility.
Pre-dose questionnaires & participant preparation
- Placebo
- CY200 10mg or 25mg

Post-dose questionnaires, supervision and care.

Weekly pain scores
Actigraphy
Telephone contact & support

Day 84

Clinic visit
- Medical review
- Physical examination
- AE review & questionnaires

1. According to FDA regulations (21 CFR 314.126), a controlled study is an adequate and well-controlled investigation designed to compare a test agent against a control group (placebo, active treatment, no treatment, or historical control). It must rigorously distinguish the drug/device effect from spontaneous changes, placebo effects, or observer bias.

Team



Prof. Richard Langford FRCA, FFPMRCA, FRSM
LinkedIn

CMO, Past-President of British Pain Society and current practicing physician at The London Clinic



Roger Sawhney MD
LinkedIn

CFO / CBO, former Director at KKR Healthcare, partner at Bain and BCG, SVP Corporate Strategy Novartis



James Morrison LLB BCL
LinkedIn

CEO, Founder and patient advocate



Eric Bouilloux MSc
LinkedIn

COO, proven clinical, regulatory and operational expertise leading both FDA and EU drug-product registrations



Dr. Paul Wren
LinkedIn

Chief Scientific Officer and distinguished pharmacologist with over three decades of expertise in serotonergic drug discovery and neuroscience



Prof. Norman Harden M.D.
LinkedIn

World-expert in CRPS, American Academy of Pain Medicine member, Deputy Editor of the Pain Medicine Journal.



Prof. Stephen Wright M.D., PhD

Clinical advisor, former Chief Medical Officer and Head of R&D at GW Pharmaceuticals and advisor to Compass



Prof. Andreas Goebel PhD FRCA FFPMRCA

Chair of Pain Medicine and Honorary Consultant in Pain Medicine, Director Pain Research Institute Musculoskeletal & Ageing Science



Dr. Christopher Breder
LinkedIn

Strategic regulatory advisor and former FDA Lead Medical Officer and Clinical Team Leader supporting U.S. development strategy and FDA interactions



Jack Coleman
LinkedIn

Chief Legal Officer, former General Counsel at Oxagon and Savannah Energy plc, ex Linklaters

Joining forces with…



D. Lynn Kirkpatrick, PhD
Chief Executive Officer
LinkedIn

Co-founded 2 start up companies. Developed three targeted small molecule oncology drugs from discovery to clinic.



Dave Humphrey
Chief Financial Officer
LinkedIn

Extensive experience in entrepreneurial environments. Multiple equity and debt financing, including IPOs.



Geoff Birkett
Chief Commercial Officer
LinkedIn

Held leadership roles in major Pharma. companies in UK/ Germany/ USA and Global. Developed several major central nervous system drugs from phase 2 to launch.



Linda Pestano, PhD
Chief Development Officer
LinkedIn

Experienced in designing preclinical programs that build IND-enabling data packages for oncology and inflammatory disease candidates.



Dr. William Schmidt, PhD
Chief Medical Officer
LinkedIn

6 successful NDA drug approvals. Expertise in developing opioid-related products (Nubain®, Trexanä, ReVia®, Combunox®, Entereg®).



Dr. Lynn Webster
Clinical Advisory Board
LinkedIn

Dr. Webster has dedicated more than three decades to becoming an expert in the field of pain management.



Dr. Jeffrey Gudin
Clinical Advisory Board
LinkedIn

Dr. Gudin is Faculty Dept of Anesthesiology/Pain Management, Univ of Miami, and Co-Editor of Practical Pain Management.



Dr. Richard Dart
Clinical Advisory Board
LinkedIn

Dr. Dart is the Director of the Rocky Mountain Poison and Drug Center and specializes in emergency medicine and toxicology.



Krishnan Chakravarthy M.D., Ph.D
LinkedIn

Clinical advisor, President of American Society for Pain and Neuroscience (ASPN) with network of 4,000 pain doctors throughout US

Cy Biopharma

Appendix

analgesic /snel j*ézik*

adj. Acting to relieve pain.

ischysogenic /iskissə djenik

adj. Acting to increase strength, resilience, or restorative capacity in a biological or psychological system.

2. Pertaining to interventions that enhance adaptive robustness rather than merely reduce symptoms.

From Greek *ischys* ‘strength, force’ + -genic ‘producing, giving rise to.’

Appendix: Analogues[3]

Product	Indication	Disease severity	Unmet need	Population size	Generic product competition	Scheduled drug	Administration	FY2025 sales
Cy Biopharma (CY200)	Orphan Pain Condition	High	High	Rare Disease	Medium	Yes	Oral, dose finding opportunity	
Spravato (esketamine)	Major depressive disorder	Mod-High	Mod-High	Large	High	Yes	Nasal administration under HCP guidance Oral, single dose	$2.1B[1]
Epidiolex (cannabidiol - CBD)	Orphan Epilepsy Conditions	Mod-High	Mod-High	Rare Disease	High	Yes (at launch)	Oral, daily	$1.1B[2]

1. Johnson & Johnson does not separately disclose full-year Spravato sales; however, quarterly disclosures (including ~$503M in Q4 2025) imply an annualised revenue of approximately $2.0–2.1 billion for FY2025
2. Jazz Pharmaceuticals. Full Year 2025 Financial Results (Feb 2026).
3. "Early-Stage Asset Commercial Opportunity Assessment: Cy Biopharma Psilocybin in CRPS" Final Report – 21st March 2024, Magnetar Access and management assessment - Slide 34

CY200/201 distribution thesis

CY200/201 Patients Will Likely Not Defect to Psychedelic Retreats
Evidence-based behaviour analogue: Epidiolex, Spravato, and regulated vs unregulated access

References:

Regulatory & Access (Psilocybin / Retreats)

1. U.S. Drug Enforcement Administration (DEA). Psilocybin Drug Fact Sheet — psilocybin classified as Schedule I substance.
2. European Union Drugs Agency (EUDA). Hallucinogenic mushrooms drug profile — controlled status across EU jurisdictions.
3. Tupper et al., 2024. Risks and safety considerations in psychedelic retreat settings (PMC) — highlights safety, ethical, and regulatory variability.

Epidiolex Analogue (CBD → Regulated Therapy)

4. Pamplona et al., 2018. Cannabidiol in refractory epilepsy: systematic review (PMC10025318) — increased demand for non-medical CBD prior to approval.
5. U.S. FDA. Epidiolex Approval Documentation — approved for Dravet syndrome, Lennox-Gastaut syndrome, and TSC.
6. NICE (UK). Cannabidiol with clobazam for epilepsy — adoption into reimbursed healthcare pathways.
7. CADTH (Canada). Epidiolex Reimbursement Conditions — specialist prescribing (neurologists) and monitored use.
8. HSE Ireland. Epidyolex reimbursement decision — public reimbursement implemented.

Spravato vs Ketamine Clinics

9. U.S. FDA. Spravato (esketamine) Prescribing Information — REMS program, clinic-only administration, mandatory monitoring.
10. Spravato Official Website. Insurance Coverage Information — coverage under medical/pharmacy benefits depending on plan.
11. The Guardian, 2023. Ketamine clinics in the U.S. — typical pricing ~$400–$800 per session (cash-pay).

CRPS Disease Characteristics

12. AWMF / German Neurology Society. CRPS Clinical Guideline — severe pain, mobility impairment, functional disability, chronic course.

Psychedelic Retreat Safety / Ethics

13. Schlag et al., 2022; Tupper et al., 2024 (PMC reviews) — safety risks, lack of standardisation, and ethical concerns in retreat settings vs medical environments.

1. Regulatory & Access Reality

- Psilocybin remains Schedule I in EU/US except in a few niche decriminalised zones; retreats require international travel, high cost, and involve non-medical protocols.
- CY201 is delivered locally in pain centres, within regulated pathways, with full physician oversight and reimbursement.

2. Behaviour Analogue: Epidiolex (Cannabidiol)

- Before approval, parents of children with severe epilepsies often sought unregulated CBD oils of inconsistent potency.
- After FDA/EMA approval of Epidiolex, patient families shifted rapidly from artisanal CBD to the regulated product because:
- Consistent pharmaceutical-grade dosing and known purity
- Prescribed and monitored by neurologists
- Reimbursed, replacing large out-of-pocket spend
- Strong clinical evidence vs variable anecdotal efficacy
- Epidiolex did not see material patient leakage back to unregulated cannabis oils once a prescribable, reimbursed option existed.
- This mirrors the CY201 scenario: a high-risk, medically vulnerable population prefers regulated, clinician-controlled therapy once available.

3. Additional Analogue: Spravato vs Ketamine Clinics

- Esketamine (Spravato) uptake demonstrates that reimbursed, protocolised treatments retain patients, while cash-pay clinics become niche.

4. CRPS-Specific Friction Against Retreat Switching

- CRPS patients have severe pain, mobility impairment, and disability → long-haul retreat travel is often unrealistic.
- Retreat settings show documented safety and ethical concerns vs medically supervised dosing.
- Pain-centre patients are already embedded in specialist care, heavily influenced by physician guidance.

ENSC: Advancing Safer Prescription Medicines

- **Government funding from National Institute on Drug Abuse & FDA Breakthrough Therapy designation**
- Mission to develop differentiated medicines that improve the safety of prescription drug therapy.
- Proprietary MPAR® (Multi-Pill Abuse Resistance) platform designed to reduce the risk of oral overdose from multiple-tablet ingestion.
- Lead clinical programs leverage MPAR® to address significant unmet needs in pain management.
- Platform approach with potential application across multiple prescription drug products.
- Complements Cy Biopharma's pipeline by broadening the combined company's innovative CNS and pain-focused portfolio.

MPAR®: Chemical Safety Switch

Multi-Pill Abuse Resistance: Combination of Product for Overdose Protection

Protective:	Turns off release only with overdose.	Smart
Controllable:	Trypsin inhibitor and TAAP prodrug	Combination
Anti-Abuse:	Platform based on trypsin control of activation and release.	Unique
Performance:	MPAR® can provide overdose protection to other drug classes.	Multi-use

PF614-MPAR Pain Relief with Overdose Protection

Phase 1 Clinical Study Demonstrating Overdose Protection

PF614 alone no MPAR® overdose protection



120
100
80
60
40
20
0
Oxycodone C_{max} geo mean ng/ml
0
25
50
75
100
125
150
175
200
225
PF614 mg
PF614 alone (SAD-MAD studies)

PF614-MPAR 25 mg with MPAR® overdose protection



PF614 alone
no overdose protection
p < 0.00333
1-2 dose units
PF614-MPAR
with overdose protection
Oxycodone C_{max} geo mean ng/ml
120
100
80
60
40
20
0
0
25 [1]
50 [2]
75 [3]
100 [4]
125 [5]
150 [6]
175 [7]
200 [8]
225
PF614 (mg) or PF614-MPAR [# dose units]
PF614 + nafamostat (PF614-MPAR study)

Linear dose increase after each dose
Goal to deliver two doses up to twice daily

FDA Breakthrough Therapy Designation

MPAR-Reduced activation after two dose units
Trypsin controlled opioid release